Hyatt Regency Grand Cypress Orlando, FL The Ritz-Carlton Pentagon City Arlington, VA Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch Scottsdale, AZ Royal Palms Resort & Spa Phoenix, AZ 2017 Portfolio Enhancements October 2017

Forward-Looking Statements 1 This presentation has been prepared by Xenia Hotels & Resorts, Inc. (the “Company” or “Xenia”) solely for informational purposes. This presentation contains, and our responses to various questions from investors may include, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies and financial performance, the amount and timing of future cash distributions, our lodging portfolio, and our prospects and future events. Such statements involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “illustrative,” “forecasts,” “guidance,” “project” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the U.S. Securities and Exchange Commission (“SEC”). These factors are not necessarily all of the important factors that could cause our actual financial results, performance, achievements or prospects to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and we do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward- looking statements. Xenia Hotels & Resorts® and related trademarks, trade names and service marks of Xenia appearing in this presentation are the property of Xenia. Unless otherwise noted, all other trademarks, trade names or service marks appearing in this presentation are the property of their respective owners, including but not limited to Marriott International, Inc., Hyatt Hotels Corporation, Kimpton, Aston, Fairmont, Hilton Worldwide Holdings Inc., and Loews, or their respective parents, subsidiaries or affiliates. None of the owners of these trademarks, their respective parents, subsidiaries or affiliates or any of their respective officers, directors, members, managers, shareholders, owners, agents or employees, has any responsibility for the creation or contents of this presentation. This document is not an offer to buy or the solicitation of an offer to sell any securities of the Company. Unless as specifically noted otherwise, all information is as of October 4, 2017.

YTD Transaction Activity Further Enhances Portfolio 2 Focus on Portfolio Quality • Luxury and upper upscale asset mix has increased from ~80% to ~90% of Xenia’s portfolio • Acquired assets that improved portfolio RevPAR and EBITDA/key profile • Sold lower quality assets Further Diversification of Geographic and Brand Mix • Increased geographic diversification and reduced individual market concentrations • Acquired assets in top 25 markets and sold assets in secondary and tertiary markets • Better near-term supply growth outlook for portfolio • Added two new brands and deepened relationships with industry-leading brand families Enhanced Growth Opportunities • Margin growth potential and business mix of acquired assets supports long-term growth • Asset specific opportunities to drive further growth Disciplined Capital Allocation • Attractive pricing for high-quality assets • Expect to earn strong risk-adjusted returns • Maintained strong balance sheet • New, attractive mortgage loan and term loan • Expect to return leverage to below 4.0x by mid-2018 Year-to-date, Xenia has further enhanced its portfolio by acquiring 4 hotels and selling 7 hotels, representing total transaction activity of over $800 million.

YE 2016 Current Portfolio Ch a in S ca le 3 Improved Portfolio Quality 1. Includes pre-acquisition operating results of the acquired assets obtained from the seller and/or manager of the hotels during the acquisition due diligence process. See slide 15 for additional information regarding pre-acquisition operating results and non-GAAP financial measures. 2. Rooms count as of 9/30/2017. 3. As defined by STR. Statistics based on keys. Upper Upscale 71% Upscale 12% Luxury 17% Chain ScaleUpper Upscale 65% Upscale 20% Upper Midscale 1% Luxury 14% Chain Scale Dispositions Acquisitions Current Portfolio vs YE 20161 Properties 7 4 39 (3) Rooms2 1,153 1,792 11,533 622 2016 RevPAR1 $111.67 $159.60 $157.64 3.4% 2016 EBITDA1 / Key $17,600 $25,500 $27,300 2.7% Xenia has improved key metrics, exited the upper midscale chain scale, and further increased luxury and upper upscale concentration ✓ Luxury and Upper Upscale represent nearly 90% of total portfolio 3

Margin Growth Potential and Business Mix Opportunities 4 • Margin growth potential over time at acquired hotels, which currently have margins well below remainder of portfolio • Proven track record improving margins post- acquisition • >300 basis point increase in GOP margins over the two calendar years following acquisition (for properties acquired between 2010-2014)2 • Acquired hotels have strong leisure and group demand drivers resulting in broad revenue mix and net profit opportunities in both rooms and food & beverage 1. Ex-Acquisition is current portfolio less Hyatt Regency Grand Cypress, Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch, Royal Palms Resort & Spa and The Ritz-Carlton Pentagon City. 2. For only those hotels operated by Marriott, historical annual operating results represented here from 2011 to 2013 include a 52-53 week fiscal calendar used by Marriott at that time. Otherwise presented for the calendar year. USALI 11 adjustments for 2014 when available and as reported by hotel operator. Excludes hotels subsequently sold and the Andaz Napa due to earthquake disruption in the first year after acquisition. 32.0% 23.0% 0% 10% 20% 30% 40% Ex-Acquisition Portfolio 2017 Acquisitions 2016 EBITDA1 Margin 55% 70% 45% 30% 0% 20% 40% 60% 80% 100% 2017 Acquisitions Ex-Acquisition Portfolio Rooms Revenue Mix Transient Group ~ ~ ~ ~ 1 1 Function Space Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch ~70,000 sq.ft. Royal Palms Resort & Spa ~20,000 sq.ft. The Ritz-Carlton Pentagon City ~19,000 sq.ft. Hyatt Regency Grand Cypress ~65,000 sq.ft.

Opportunities to Drive Further Growth Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch • Performance lift from recently completed rooms renovation • Eight food & beverage outlets with opportunities to improve profitability • Upgrade existing function space over time • Operational synergies with other Hyatt managed hotels in the market • Capture greater premium leisure and group activity in Scottsdale market Royal Palms Resort & Spa • Continued ramp from 2016 branding as part of The Unbound Collection by Hyatt • Performance lift from recently completed rooms renovation • Operational synergies with other Hyatt managed hotels in the market The Ritz-Carlton Pentagon City • Continued benefit from 2016 rooms renovation and Club lounge expansion • Increased government per diem rates • Increased traffic from the recent $90 million renovation and 52,000 square foot expansion at The Fashion Centre at Pentagon City, a mixed-use facility directly connected to the hotel • Targeted capital plans focused on optimizing the lobby, food & beverage outlets, and meeting space Hyatt Regency Grand Cypress • Summer 2018 guestroom renovation • Upgrade existing meeting space • Development of a new ~25,000 to 30,000 square foot ballroom • Evaluation of potential redevelopment opportunities and/or additional hotel amenities • Long-term positive theme park, airport, and visitation trends <4.0x 5

Further Diversification of Geographic Mix

- Enhanced geographic profile
  - Added two strong markets to top 10 market concentration
  - No market represents more than 10% of total portfolio Hotel EBITDA[1]
- Decreased portfolio-weighted average 2018 supply growth by ~50 basis points
  - Phoenix/Scottsdale and Orlando are expected to have relatively low supply growth
  - Exited several markets with above average supply growth (e.g. Baltimore, Pittsburgh, Kansas City, Fort Worth)

Geography[2]

YE 2016


State Mix
TX 27%
CA 17%
GA 7%
HI 6%
FL 4%
MA 4%
DC-VA 4%
Other 31%

Top Markets[1]

1. Houston, TX
2. San Francisco/San Mateo, CA
3. Dallas, TX
4. Oahu Island, HI
5. Boston, MA
6. San Jose-Santa Cruz, CA
7. Denver, CO
8. California North
9. Atlanta, GA
10. Washington, DC-MD-VA

Current Portfolio


State Mix
TX 23%
CA 16%
GA 7%
HI 6%
FL 11%
MA 4%
DC-VA 7%
AZ 5%
Other 21%

Top Markets[1]

1. Houston, TX
2. **Orlando, FL**
3. **Phoenix, AZ**
4. San Francisco/San Mateo, CA
5. Dallas, TX
6. **Washington, DC-MD-VA**
7. Oahu Island, HI
8. Boston, MA
9. San Jose-Santa Cruz, CA
10. Denver, CO

Source: Lodging Econometrics at Q2 2017

1. Markets determined based on Year-End 2016 Hotel EBITDA. Includes pre-acquisition operating results of the acquired assets obtained from the seller and/or manager of the hotels during the acquisition due diligence process. See slide 15 for additional information regarding pre-acquisition operating results and non-GAAP financial measures. Bold denotes acquisition markets.
2. As defined by STR. Statistics based on keys.

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2 YE 2016 Current Portfolio1 B rand A ff ilia ti o n Further Diversification of Brand Mix 7 Statistics based on keys. 1. Bold denotes new brand. • Diversified brand mix with two industry-leading brand families • Marriott International The Ritz-Carlton • Hyatt Hotels The Unbound Collection by Hyatt 51% 10% 22% 6% 5% 3% 3% Independent 2% Brand Mix Andaz Hyatt Centric Hyatt Regency The Unbound Collection by Hyatt Hilton Garden Inn Autograph Collection Marriott Renaissance Residence Inn The Ritz-Carlton Westin Brand Mix Marriott 60%Kimpton 10% Hyatt 10% Aston 6% Fairmont 5% Hilton 4% Loews 3% Independent 2%

Disciplined Capital Allocation

XENIA HOTELS & RESORTS

- Xenia acquired high-quality upper upscale and luxury hotels at attractive prices
  - Relative value versus current trading multiple
  - Discount to replacement cost and/or comparable transaction pricing
- Expect to earn strong risk-adjusted returns

	Hyatt Regency Grand Cypress	Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch, Royal Palms Resort & Spa	The Ritz-Carlton Pentagon City	2017 Acquisitions
Purchase Price ($M)	$205.5	$305.0	$105.0	**$615.5**
Rooms	815	612	365	**1,792**
2017F Hotel EBITDA[1] Multiple	10.8x	12.6x	11.3x	**11.7x**
2017F Hotel EBITDA[1] / Key	~$23,300	~$39,400	~$25,450	**~$29,250**
Partial Year 2017F Hotel EBITDA[2] Contribution ($M)	~$6.0	~$6.0	~$2.0	**~$12.0**
Location	Orlando, FL	Scottsdale & Phoenix, AZ	Arlington, VA	
Chain Scale	Upper Upscale	Upper Upscale & Luxury	Luxury	

1. At the time of acquisition.
2. Represents 2017 Hotel EBITDA forecast for Xenia's ownership period. Xenia has not included a reconciliation to GAAP net income at this time because it has not yet completed the purchase price allocations for Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch, Royal Palms Resort & Spa or The Ritz-Carlton Pentagon City. As a result, Xenia is not yet able to forecast the amount of depreciation or income tax expense for the remainder of the year.

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Maintains Strong Balance Sheet 9 1. Assumes all potential extension options are exercised. 2. As of October 4, 2017. 3. As defined in Section 1.01 of the Company’s senior unsecured revolving credit facility. As of June 30, 2017 proforma for subsequent events. Sources of cash for recent acquisitions: • Cash on balance sheet • New $100 million, 7-year property-level mortgage • Collateralized by Renaissance Atlanta Waverly • LIBOR plus 210 basis points Xenia maintains strong leverage profile pro forma for recent acquisitions • Substantial liquidity including revolving credit facility • No other senior capital • Staggered and manageable maturity profile due to 2017 actions • Majority of debt is fixed at attractive rates • Weighted average interest rate: ~3.6% • The Company expects to return leverage to below 4.0x by mid-2018 3.2x 4.2x 0.0x 1.0x 2.0x 3.0x 4.0x Q2 2017 Current Target <4.0x Net Debt / EBITDA3Debt Maturity Schedule1 (fully extended) • New $125 million, 7-year unsecured term loan • LIBOR plus 170-225 basis points (determined by the Company’s leverage ratio) • Revolving credit facility $73 $55 $178 $328 $449 $0 $0 $207 $328 $789 $0 $100 $200 $300 $400 $500 $600 $700 $800 2018 2019 2020 2021 Thereafter At 12/31/2016 Current 2

Property Photos

Hyatt Regency Scottsdale Resort & Spa at Gainey Ranch 11 Scottsdale, AZ

Royal Palms Resort & Spa 12 Phoenix, AZ

Ritz-Carlton Pentagon City 13 Arlington, VA

Hyatt Regency Grand Cypress 14 Orlando, FL

Non-GAAP Financial Measures 15 Portfolio metrics and statistics where noted include periods prior to the Company’s ownership of the hotels acquired in 2016 and 2017 and excludes the NOI guaranty payment at Andaz San Diego. The pre-acquisition operating results were obtained from the seller of the hotels during the acquisition due diligence process. Xenia has made no adjustments to the historical operating amounts provided to it by the seller, other than to reflect the removal of historical intercompany lease revenue/expense, or any other items, such as amounts related to guaranty/key money payments, that are not applicable to Xenia under its ownership. The pre-acquisition operating results are not audited or reviewed by Xenia’s independent auditors. Pre-acquisition operating results for periods prior to the Company's ownership have not been included in the Company's actual consolidated financial statements and are included only for comparison purposes. Hotel financial data presented herein where noted is adjusted for comparability purposes by including pre-acquisition operating results of asset(s) acquired, which provides investors a basis for understanding the acquisition(s) historical operating trends and seasonality. The pre- acquisition unaudited operating results for the comparable period are obtained from the seller and/or manager of the hotels during the acquisition due diligence process. Xenia further adjusts the hotel data to remove dispositions during the respective reporting periods, and, in certain cases, hotels that are not fully open due to renovation, re-positioning, or disruption or whose room counts have materially changed during either the current or prior year as these historical operating results are not indicative of or expected to be comparable to the operating performance of its hotel portfolio on a prospective basis. Hotel EBITDA represents net income excluding: (1) interest expense, (2) income taxes, (3) depreciation and amortization, (4) corporate general and administrative expenses, and (5) hotel acquisition costs. Xenia believes that Hotel EBITDA provides its investors a useful financial measure to evaluate its hotel operating performance, excluding the impact of its capital structure (primarily interest), asset base (primarily depreciation and amortization), income taxes, and corporate-level expenses (corporate expenses and hotel acquisition costs). Xenia believes property level results provide investors with supplemental information on the ongoing operational performance of its hotels and the effectiveness of its third-party management companies that operate its business on a property-level basis. Hotel EBITDA Margin is calculated by dividing Hotel EBITDA by Total Revenues. As a result of these adjustments, the hotel financial data Xenia presents does not represent its total revenues, expenses, operating profit or net income and should not be used to evaluate its performance as a whole. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of its operating performance. Xenia’s consolidated statements of operations include such amounts, all of which should be considered by investors when evaluating the Company’s performance. Xenia includes hotel financial information as supplemental information for investors. Management believes that providing this information is useful to investors because it represents comparable operations for its portfolio as it exists at the end of the respective reporting periods presented, which allows investors and management to evaluate the period-to-period performance of its hotels and facilitates comparisons with other hotel REITs and hotel owners. In particular, these measures assist management and investors in distinguishing whether increases or decreases in revenues and/or expenses are due to growth or decline of operations at hotels or from other factors, such as the effect of acquisitions or dispositions.